WELLS FARGO FUNDS TRUST

                               Corporate Bond Fund
                                   Income Fund
                                Income Plus Fund
                       Limited Term Government Income Fund
                          Variable Rate Government Fund

                Class A, Class B, Class C and Institutional Class

                      Supplement dated July 31, 2000 to the
                       Prospectuses dated November 8, 1999

     Effective July 31, 2000, Jeffrey L. Weaver, CFA, is responsible as the sole portfolio manager for the day-to-day management of the Corporate Bond Fund. Mr. Weaver joined Wells Fargo Bank/Wells Capital Management Incorporated ("WCM") in 1994 as a portfolio manager for taxable short-duration fixed income portfolios. Prior to joining WCM, Mr. Weaver was a short-term fixed income securities trader and portfolio manager with Bankers Trust Company in New York. He has over nine years of investment management experience. He earned his BA in Economics from the University of Colorado, Boulder, and is a Chartered Financial Analyst. Mr. Weaver is a member of the Association for Investment Management and Research (AIMR) and the Security Analysts of San Francisco.

     Effective July 31, 2000, Mark Walter is responsible as a portfolio manager for the day-to-day management of the Income Fund with Marjorie H. Grace, CFA, who continues to manage the Fund, and he replaces Paul C. Single and Jacqueline A. Flippen as sole portfolio manager for the day-to-day management of the Limited Term Government Income Fund. Mr. Walter joined WCM in 1999 as a portfolio manager with the Tax-Exempt Fixed-Income Team, and simultaneously held the position of assistant portfolio manager at Norwest Investment Management, Inc. ("NIM") (since 1997) until WCM and NIM combined investment advisory services under the WCM name in 1999. As an assistant portfolio manager, Mr. Walter assisted in the management of both taxable and tax-exempt fixed-income funds. Prior to WCM, he worked as an Investment Consultant for Kirkpatrick, Petris, a brokerage firm that is a wholly owned subsidiary of the Mutual of Omaha. In his capacity as an Investment Consultant, Mr. Walter sold and traded taxable and tax-exempt fixed-income securities to institutional clients. Mr. Walter received a BS in Finance from the University of Colorado at Boulder in 1996.

     Jacqueline A. Flippin, John W. Burgess, CFA, Paul C. Single and Allen E. Wisniewski, CFA, no longer serve as portfolio managers for the day-to-day management of the Income Plus Fund. The Income Plus Fund continues to be managed by N. Graham Allen, FCMA, Daniel J. Kokoszka, CFA, and Scott M. Smith, CFA.

     Scott M. Smith, CFA, no longer serves as a portfolio manager for the day-to-day management of the Variable Rate Government Fund. The Variable Rate Government Fund continues to be managed by Paul C. Single.